Exhibit 10.23

MARK A. BROWN

President, Chief Executive Officer

January 30, 2003

John Burke

[ADDRESS]

Re:	Employment Agreement dated April 17, 2000 between John Burke and Trump Hotels & Casino Resorts, Inc., Trump Hotels & Casino Resorts Holdings, L.P. and Trump Atlantic City Associates (collectively “Trump”) (the “Agreement”)

Dear Mr. Burke:

This letter will confirm that the Agreement is hereby amended as set forth below:

1.	the Agreement is extended as of December 31, 2001 nunc pro tunc with an Expiration Date of December 31, 2006; and

2.	paragraph 2 is amended to reflect the annual base salary of $220,500.

Except to the extent modified herein, you and Trump hereby ratify the Agreement and agree that all other terms, conditions and obligations contained therein remain in full force and effect as stated in the Agreement.

Very truly yours,

/s/ MARK A. BROWN

MARK A. BROWN Chief Operating Officer

Agreed and Consented to:

/s/ JOHN BURKE

John Burke

4/25/03
Date

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